                                               As filed pursuant to Rule 497(c)
                                               under the Securities Act of 1933
                                               Registration No. 033-81470 and
                                               811-8624



                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
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                         FS VARIABLE ANNUITY ACCOUNT TWO

                    SUPPLEMENT TO THE VISTA CAPITAL ADVANTAGE
                       PROSPECTUS DATED DECEMBER 29, 2000

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The date of the Prospectus has been changed to May 1, 2001.

All references in the Prospectus to the date of the Statement of Additional Information is hereby changed to May 1, 2001.



Date: May 1, 2001


                Please keep this Supplement with your Prospectus.

                            VISTA CAPITAL ADVANTAGE

                                   PROSPECTUS
                               DECEMBER 29, 2000

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                        FS VARIABLE ANNUITY ACCOUNT TWO

        The annuity has 11 investment choices - 5 fixed account options and 6 variable investment portfolios listed below. The 5 fixed account options include market value adjustment fixed accounts for specified periods of 1, 3, 5, 7 and 10 years. Each of the 6 variable investment portfolios invest solely in the shares of one of the following currently available underlying Funds of Mutual Fund Variable Annuity Trust:

    - International Equity                            - Asset Allocation
    - Capital Growth                                  - U.S. Government Income
    - Growth and Income                               - Money Market

Additional underlying funds may be made available in the future.

        Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Vista Capital Advantage Variable Annuity.

        To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated December 29, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 28 of this prospectus. For a free copy of the SAI, call us at (800) 99NY-SUN or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

        In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

        ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
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     First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 1999 and its quarterly report on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 are incorporated herein by reference.

     All documents or reports filed by First SunAmerica under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus shall also be incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

     First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

     First SunAmerica is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

     First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated herein by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

       First SunAmerica Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 99NY-SUN

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         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
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     If indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided First SunAmerica's officers, directors and controlling persons, the SEC has advised First SunAmerica that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel, this issue has been determined by controlling precedent, First SunAmerica need not submit the issue to a court for determination.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     2
SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION...........................................     3
DEFINITIONS.................................................     5
SUMMARY.....................................................     6
FEE TABLES..................................................     9
EXAMPLES....................................................    10
PERFORMANCE DATA............................................    11
DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    11
     First SunAmerica Life Insurance Company................    11
     Separate Account.......................................    12
     General Account........................................    12
VARIABLE PORTFOLIO OPTIONS..................................    12
     Voting Rights..........................................    13
     Substitution of Securities.............................    13
FIXED ACCOUNT OPTIONS.......................................    14
     Fixed Accounts.........................................    14
     Market Value Adjustment ("MVA")........................    14
CONTRACT CHARGES............................................    14
     Insurance Charges......................................    15
     Withdrawal Charges.....................................    15
     Investment Charges.....................................    15
     Contract Maintenance Fee...............................    15
     Transfer Fee...........................................    15
     Income Taxes...........................................    16
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    16
     Free Withdrawal Amount.................................    16
DESCRIPTION OF THE CONTRACTS................................    16
     Summary................................................    16
     Ownership..............................................    17
     Annuitant..............................................    17
     Modification of the Contract...........................    17
     Assignment.............................................    17
     Death Benefit..........................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Allocation of Purchase Payments........................    18
     Accumulation Units.....................................    19
     Free Look..............................................    19
     Transfers During the Accumulation Phase................    19
     Automatic Dollar Cost Averaging Program................    20
     Asset Allocation Rebalancing...........................    21
     Principal Advantage Program............................    21
     Withdrawals............................................    22
     Systematic Withdrawal Program..........................    22
     Minimum Contract Value.................................    23
INCOME PHASE................................................    23
     Annuity Date...........................................    23
     Income Options.........................................    23
     Transfers During the Income Phase......................    24
     Deferment of Payments..................................    24
TAXES.......................................................    25
     Annuity Contracts in General...........................    25

                                                              PAGE
ITEM                                                          ----
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    25
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    25
     Minimum Distributions..................................    26
     Diversification........................................    26
ADMINISTRATION..............................................    26
     Distribution of Contracts..............................    27
CUSTODIAN...................................................    27
LEGAL PROCEEDINGS...........................................    27
REGISTRATION STATEMENT......................................    27
INDEPENDENT ACCOUNTANTS.....................................    28
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....    28
APPENDIX A -- Market Value Adjustment ("MVA")...............   A-1
APPENDIX B -- Withdrawals and Withdrawal Charges............   B-1
APPENDIX C -- Condensed Financial Information...............   C-1

All financial representatives or agents that sell the contracts offered by this prospectus are required to deliver a prospectus.

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                                  DEFINITIONS
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     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUST -- Mutual Fund Variable Annuity Trust, an open-end management investment company.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

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                                    SUMMARY
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     This summary sets forth some of the more important points that you should know and consider before purchasing the Vista Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss your purchase decision with your financial representative.

     The Vista Variable Annuity is a contract between you and First SunAmerica (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on fixed account options. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.

     Vista Variable Annuity is a variable annuity with five fixed account options and six Variable Portfolios.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following Variable Portfolios of the Trust:

        - International Equity                          - Asset Allocation
        - Capital Growth                                - U.S. Government Income
        - Growth and Income                             - Money Market

     You may also allocate money to the fixed account options for periods of 1, 3, 5, 7 and 10 years. We call these time periods guarantee periods. First SunAmerica guarantees the interest rate credited to money in a fixed account option. The interest rate offered for different guarantee periods may differ from time to time, but we will never credit less than a 3% annual effective rate. Additionally, if you allocate money to a fixed account option and withdraw all or part of it prior to the end of the guarantee period, you may incur an adjustment to the value of your contract called a market value adjustment (a "MVA"). A MVA can decrease or increase the value of your contract.

     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account options. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee. A MVA may also apply in the case of a transfer from a fixed account option.

HOW MAY I ACCESS MY MONEY?

     During the Accumulation Phase, earnings may be withdrawn at any time without incurring a withdrawal charge. After the first contract year, your first withdrawal each contract year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract or (2) 10% of your Purchase Payments still subject to a withdrawal charge which have been in your contract for at least a year and not previously withdrawn. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $1,000 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250. There are no withdrawal charges on that portion of your money invested for seven years or more. Additionally, we do not assess withdrawal charges upon payment of a death benefit or when you switch to the Income Phase.

CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within thirty days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%. There are no insurance charges deducted from amounts allocated to the fixed account options.

     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from .55% to 1.10%.

     If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The percentage declines with each year the money is in the contract as follows:

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YEAR                      1        2        3        4        5        6        7       8+
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 WITHDRAWAL
 CHARGE                  6%       6%       5%       4%       3%       2%       1%       0%
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     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee will apply to each subsequent transfer.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.

     If you were less than age 70 when your contract was issued, the death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of five income options:

       (1) payments for your lifetime;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

       (4) payments for your lifetime, but for not less than 10 or 20 years; and

       (5) payments for a specified period of 3 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

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                                   FEE TABLES
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                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):

YEAR
       One..................................................     6%
       Two..................................................     6%
       Three................................................     5%
       Four.................................................     4%
       Five.................................................     3%
       Six..................................................     2%
       Seven................................................     1%
       Eight and later......................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25
(No transfer fee applies to the first 15 transfers in a
  contract year.)

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                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

                             ANNUAL TRUST EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
                                FOR THE TRUST'S
                      FISCAL YEAR ENDED AUGUST 31, 2000):

                                                                                         TOTAL ANNUAL
                                                       MANAGEMENT FEE   OTHER EXPENSES    EXPENSES*
                                                       --------------   --------------   ------------
International Equity.................................       .00%            1.10%           1.10%
Capital Growth.......................................       .00%             .90%            .90%
Growth and Income....................................       .10%             .80%            .90%
Asset Allocation.....................................       .00%             .85%            .85%
U.S. Government Income...............................       .00%             .80%            .80%
Money Market.........................................       .00%             .55%            .55%

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* Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: International Equity [2.50]%; Capital Growth [1.70]%; Growth and Income [1.40]%; Asset Allocation [2.20]%; U.S. Government Income [2.20]%; and Money Market [2.50]%.

           THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST. THE COMPANY
               HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

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                                    EXAMPLES
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You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, and:

          (a) You surrender the contract at the end of the stated time period;

          (b) You do not surrender the contract.*

                                                                    TIME PERIODS
                                                      ----------------------------------------
                  PORTFOLIO                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                  ---------                           ------    -------    -------    --------
International Equity.........................  (a)     $86       $129       $164        $286
                                               (b)     $26       $ 79       $134        $286
Capital Growth...............................  (a)     $84       $123       $154        $266
                                               (b)     $24       $ 73       $124        $266
Growth and Income............................  (a)     $84       $123       $154        $266
                                               (b)     $24       $ 73       $124        $266
Asset Allocation.............................  (a)     $83       $121       $152        $261
                                               (b)     $23       $ 71       $122        $261
U.S. Government Income.......................  (a)     $83       $120       $149        $256
                                               (b)     $23       $ 70       $119        $256
Money Market.................................  (a)     $80       $112       $137        $280
                                               (b)     $20       $ 62       $107        $230

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* We do not currently assess a surrender charge upon annuitization.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.

2. For the Underlying Funds the adviser, The Chase Manhattan Bank, has voluntarily agreed to waive fees or reimburse certain expenses, to keep annual operating expenses at the levels indicated under "Annual Trust Expenses" on the prior page. The adviser also may voluntarily waive or reimburse additional amounts to increase an Underlying Fund's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Underlying Fund is able to make such payment and remain in compliance with the foregoing expense limitations.

3. The Examples assume that no transfer fees were imposed. The contracts only sold in the state of New York, which does not assess premium taxes. Accordingly, premium taxes are not reflected.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX C --
                         CONDENSED FINANCIAL INFORMATION.

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                                PERFORMANCE DATA
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     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

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             DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
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FIRST SUNAMERICA LIFE INSURANCE COMPANY

     First SunAmerica issues the Vista Capital Advantage Annuity. When you purchase a Vista Capital Advantage Variable Annuity, a contract exists between you and First SunAmerica. First SunAmerica is a stock life insurance company organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. First SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     First SunAmerica and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, SunAmerica Asset Management Corp., SunAmerica Trust Company and the SunAmerica Financial Network, Inc. comprising six wholly-owned broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

     First SunAmerica may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of First SunAmerica's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Portfolios.

SEPARATE ACCOUNT

     First SunAmerica originally established FS Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. First SunAmerica owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of First SunAmerica.

GENERAL ACCOUNT

     Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

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                           VARIABLE PORTFOLIO OPTIONS
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     The contract currently offers six variable investment Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Underlying Funds are:

        - INTERNATIONAL EQUITY                          - ASSET ALLOCATION
        - CAPITAL GROWTH                                - U.S. GOVERNMENT INCOME
        - GROWTH AND INCOME                             - MONEY MARKET

     The Chase Manhattan Bank ("Chase" or the "Adviser") acts as investment adviser, administrator and custodian for the Trust. Chase Asset Management, Inc. ("CAM") is the investment subadviser to each of the Variable Portfolios except the International Equity Portfolio. Chase Asset Management (London) Limited, an English corporation ("CAM London") is the investment subadviser to the International Equity Portfolio. As investment adviser to the Underlying Funds, Chase makes investment decisions subject to policies set by the Board of Trustees of the Trust. As administrator of the Underlying Funds, Chase provides certain services including coordinating relationships with independent contractors and agents; preparing and filing of certain documents; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities. Certain of these services have been delegated to Vista Fund Distributors, Inc. ("VFD") which serves as sub-administrator to the Underlying Funds. As custodian for the Underlying

Funds, Chase's responsibilities include safeguarding and controlling the Underlying Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values.

     The Underlying Funds' investment objectives are as follows:

     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation and income by investing primarily in a portfolio of marketable equity securities of issuers located throughout the world.

     CAPITAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Variable Portfolio invests primarily in common stocks which are widely diversified by industry and company.

     GROWTH AND INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks and other securities which demonstrate the potential for appreciation and/or dividends.

     ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the percentages of assets invested in equity and fixed income securities, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

     U.S. GOVERNMENT INCOME PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Variable Portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Variable Portfolio.

     MONEY MARKET PORTFOLIO seeks high current income while preserving capital by investing in a diversified selection of money market investments.

     There is no assurance that the investment objective of any of the Underlying Funds will be met. You bear the complete investment risk for Purchase Payments allocated to a Variable Portfolio. Contract values will fluctuate in accordance with the investment performance of the Variable Portfolio(s). Additionally, contract fees and charges reduce investment return.

     You should read the prospectus for the trust carefully. The prospectus contains detailed information about the underlying funds, including more detailed information about each underlying funds' investment objective and risk factors.

VOTING RIGHTS

     First SunAmerica is the legal owner of the Trust's shares. However, when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Underlying Funds become unavailable for investment, we may be required to substitute shares of another Underlying Fund. We will seek prior approval of the SEC and give you notice before substituting shares.

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                             FIXED ACCOUNT OPTIONS
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FIXED ACCOUNTS

     The contract also offers fixed account options for periods of 1, 3, 5, 7 or 10 years. We call these time periods guarantee periods. All of these fixed account options pay interest at rates set and guaranteed by First SunAmerica. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Once established, the rates for specified payments do not change during the specified period.

     When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate your money to another fixed account option or to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

MARKET VALUE ADJUSTMENT ("MVA")

     If you take money out of the fixed account options before the end of the guarantee period, we make an adjustment to your contract (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

     Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

     Where the MVA is negative, we deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

     APPENDIX A shows how to calculate the MVA.

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                                CONTRACT CHARGES
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     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

INSURANCE CHARGES

     We deduct insurance charges of 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. These charges are deducted on a pro-rata basis from the value of your contract allocated to the Variable Portfolios. There are no insurance charges deducted against amounts allocated to the fixed account options.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 16.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies to that Purchase Payment. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


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         YEAR              1         2         3         4         5         6         7         8
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  WITHDRAWAL CHARGE       6%        6%        5%        4%        3%        2%        1%        0%
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     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 25.

     APPENDIX B provides more information on withdrawals and the withdrawal charge.

INVESTMENT CHARGES

     Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Underlying Funds. THE FEE TABLES LOCATED AT PAGE 9 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 19.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater of (1) earnings in your contract and (2) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.

     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.

     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

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                          DESCRIPTION OF THE CONTRACTS
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SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     The Vista Variable Annuity is a Flexible Payment Deferred Annuity Contract. The contract holder is the person entitled to exercise all rights of ownership under the contract.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 23.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

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                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
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PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 25.

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                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
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      Qualified                $2,000                  $250
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    Non-Qualified              $5,000                  $250
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     Prior Company approval is required to accept Purchase Payments greater than $1,500,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.

     We may refuse any Purchase Payment. In general, First SunAmerica will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 12 AND FIXED ACCOUNT OPTIONS, PAGE 14.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. (SEE BELOW). The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Portfolio. The value of an Accumulation Unit for the Asset Allocation Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within thirty days after receiving it and we will refund the greater of Premium Payments or contract value. First SunAmerica calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look request.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

     You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, First SunAmerica would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the Underlying Funds.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 24.

     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Money Market Portfolio, U.S. Government Income Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Money Market Portfolio to the Growth and Income Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

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                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
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         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING

     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic asset rebalancing program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.

     Asset rebalancing may involve shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. You request quarterly, semiannual or annual rebalancing. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the U.S. Government Income Portfolio and 50% in the Capital Growth Portfolio. Over the next calendar quarter, the U.S. Government Income Portfolio outperforms the Capital Growth Portfolio. At the end of the calendar quarter, the U.S. Government Income Portfolio now represents 60% of your holdings because it has increased in value and the Capital Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, First SunAmerica would sell some of your units in the U.S. Government Income Portfolio to bring its holdings back to 50% and use the money to buy more units in the Capital Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

     The principal advantage program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. First SunAmerica calculates how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.

     First SunAmerica reserves the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, First SunAmerica allocates $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 23.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGES, PAGE 15.)

     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 25.)

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. First SunAmerica reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

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                                  INCOME PHASE
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ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 25.)

INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all the guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an IRA, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity-contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. We currently waive withdrawal charges on withdrawals taken to meet minimum distribution requirements. Current operational practice is to provide a free withdrawal of the greater of the contract's maximum penalty free amount or the required minimum distribution amount for a particular contract (but not both). Failure to satisfy the minimum distribution requirement may result in a tax penalty. You should consult your tax advisor for more information.

DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First SunAmerica, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

     During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

     It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. First SunAmerica pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 6.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York, 10178, serves as distributor of the Contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. VFD is not affiliated with First SunAmerica or the Adviser to the Trust. No underwriting fees are paid in connection with the distribution of these contracts.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, serves as the custodian of the assets of the separate account.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

--------------------------------------------------------------------------------

                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     The financial statements of First SunAmerica as of December 31, 1999, December 31, 1998 and September 30, 1998 and for the year ended December 31, 1999, for the three months ended December 31, 1998 and for each of the two fiscal years in the period ended September 30, 1998, are presented in the Statement of Additional Information. Financial statements of the Separate Account are also included in the Statement of Additional Information reflecting the fiscal year ended August 31, 2000. The financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)99NY-SUN. The contents of the SAI are tabulated below.

                                                              PAGE
                                                              ----
Performance Data............................................     1
Income Payments.............................................     3
Annuity Unit Values.........................................     3
Qualified Plans.............................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    11

                                   APPENDIX A

                        MARKET VALUE ADJUSTMENT ("MVA")

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                                            (N/12)
                         [(1+I/(1+J+0.0025)]       - 1

  where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option (fractional years are rounded up to the next full year); and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

     The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 2 1/2 years (30 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=30);

     (3) The accumulated value attributable to the Purchase Payment on the date of withdrawal is $14,168.20; and

     (4) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 3-year fixed account option is 4%.

                                            (N/12)
     The MVA factor is = [(1+I/(1+J+0.0025)]       - 1
                                              (30/12)
                       = [(1.05)/(1.04+.0025)]        - 1
                                   (2.5)
                       = (1.007194)      - 1
                       = 1.018083 - 1
                       = + 0.018083

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.018083) = +$72.33

$72.33 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 6%.

                                             (N/12)
     The MVA factor is = [(1+I)/(1+J+0.0025)]       - 1
                                            (30/12)
                     = [(1.05)/(1.06+.0025)]        - 1
                                 (2.5)
                     = (0.988235)      - 1
                     = 0.970847 - 1
                     = - 0.029153

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.029153) = -$116.61

$116.61 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE

     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the guarantee period (i.e., N = 54). The guarantee amount on the date of withdrawal is $12,878.13. As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of withdrawal charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable withdrawal charge is 2% or $200.

     EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 4%:

                                                    N/12
          The MVA factor = [(1 + I)/(1 + J + .0025)]     -1
                                                  (54/12)
                         = [(1.05)/(1.04 + .0025)]        -1
                                     4.5
                         = (1.007194)    -1
                         = 1.032784 -1
                         = +0.032784

          The MVA is:

           ($12,878.13 - $200) X (+0.032784) = +$415.64

          And the net amount available upon surrender is:

           $12,878.13 - $200 + $415.64 = $13,093.77

     EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 6%:

                                                    N/12
          The MVA factor = [(1 + I)/(1 + J + .0025)]     -1
                                                (54/12)
                       = [(1.05)/(1.06 + .0025)]        -1
                                   4.5
                       = (0.988235)    -1
                       = 0.948138 -1
                       = -0.051862

          The withdrawal charge of $200 is applied first; the MVA factor is applied against the remaining guarantee amount:

          MVA = ($12,878.13 - $200 - $30) X (-0.051862) = -$657.51

          The net amount available upon withdrawal is the guarantee amount reduced by the withdrawal charge and the MVA:

          $12,878.13 - $200 - $657.51 = $12,020.62

                                   APPENDIX B
                       WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The contract value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.

          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.

          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.

          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).

          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          withdrawal charge = ($1,000/0.95) - $1,000
                        = $52.63

     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.

     Examples C and D assume the following:

          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):

          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.

          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that

          (3) The maximum partial withdrawal without withdrawal charge is the sum of the earnings and the additional free withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:

        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).

          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.

          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $19,500 - $1,000 - $30 = $18,470.

                                   APPENDIX C

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                          FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
              PORTFOLIOS                    8/31/97        8/31/98        8/31/99        8/31/00
              ----------                  -----------    -----------    -----------    -----------
International Equity
  Beginning AUV.......................     $  10.92       $  11.67      $     11.22     $  13.83
  Ending AUV..........................     $  11.67       $  11.22      $     13.83     $  16.45
  Ending Number of AUs................       98,431        149,618          152,295      142,448
Capital Growth
  Beginning AUV.......................     $  13.95       $  17.51      $     14.43     $  18.58
  Ending AUV..........................     $  17.51       $  14.43      $     18.58     $  23.46
  Ending Number of AUs................      216,078        329,146          315,810      271,880
Growth and Income
  Beginning AUV.......................     $  13.07       $  17.47      $     16.29     $  19.47
  Ending AUV..........................     $  17.47       $  16.29      $     19.47     $  21.19
  Ending Number of AUs................      362,810        598,820          626,277      493,845
Asset Allocation
  Beginning AUV.......................     $  12.00       $  14.49      $     14.30     $  15.76
  Ending AUV..........................     $  14.49       $  14.30      $     15.76     $  16.99
  Ending Number of AUs................      109,177        201,112          246,051      205,079
U.S. Government Income
  Beginning AUV.......................     $  10.79       $  11.50      $     12.61     $  12.28
  Ending AUV..........................     $  11.50       $  12.61      $     12.28     $  13.06
  Ending Number of AUs................       54,714        205,110          205,669      141,218
Money Market
  Beginning AUV.......................     $  10.47       $  10.84      $     11.22     $  11.58
  Ending AUV..........................     $  10.84       $  11.22      $     11.58     $  12.06
  Ending Number of AUs................       61,233         43,125           83,823       70,173

---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Statement of Additional Information concerning the Vista Capital Advantage issued by First SunAmerica Life Insurance Company to:

             (Please print or type and fill in all information.)

        ---------------------------------------------------------------------
        Name

        ---------------------------------------------------------------------
        Address

        ---------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                              As filed pursuant to Rule 497(c)
                                              under the Securities Act of 1933
                                              Registration No. 033-81470 and
                                              811-8624


                       STATEMENT OF ADDITIONAL INFORMATION


                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                         FS VARIABLE ANNUITY ACCOUNT TWO


               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY




This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2001, relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299



             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                  May 1, 2001

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Performance Data ...........................................................................        1

Income Payments ...........................................................................         3

Annuity Unit Values .......................................................................         3

Taxes .....................................................................................         6

Distribution of Contracts ................................................................         10

Financial Statements .......................................................................       11

                                PERFORMANCE DATA

     Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO

     The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 2000 were 4.53% and 4.63%, respectively.

     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     Base Period Return = (EV-SV-CMF)/(SV)

     where:

     SV   = value of one Accumulation Unit at the start of a 7 day period

     EV   = value of one Accumulation Unit at the end of the 7 day period

     CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

     The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

     The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                365/7
     Effective Yield = [(Base Period Return + 1)      - 1]

     The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

     The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

     Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

     The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                            STANDARDIZED PERFORMANCE

              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 2000 (WITH/WITHOUT REDEMPTION)
                          [TO BE UPDATED BY AMENDMENT]


VARIABLE PORTFOLIO        INCEPTION     1 YEAR           3 YEAR         5 YEAR       SINCE INCEPTION
------------------        ---------   -----------      ----------     ----------     ---------------
International Equity      12/22/95    12.81/18.81     10.65/11.99        N/A               8.53/9.00
Capital Growth            12/06/95    20.20/26.20      8.75/10.14        N/A             14.22/14.61
Growth and Income         12/06/95      2.79/8.79       5.11/6.59        N/A             12.26/12.67
Asset Allocation          12/22/95      1.70/7.70       3.81/5.33        N/A               8.26/8.74
U.S. Government           12/22/95      0.25/6.25       2.71/4.27        N/A               2.91/3.47

     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
                n
          P(1+T)  = ERV

     where:

          P       = a hypothetical initial payment of $1,000
          T       = average annual total return
          n       = number of years

          ERV     = ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

     The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

     The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

     For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

     For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

     ILLUSTRATIVE EXAMPLE

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                           NIF  = ($11.46/$11.44)

                                = 1.00174825

     ILLUSTRATIVE EXAMPLE

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
                                   (1/12)
                         1/[(1.035)       ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

     P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

     P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

     The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

     Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

PARTIAL 1035 EXCHANGES

      Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

TAX TREATMENT OF DEATH BENEFITS

     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

QUALIFIED PLANS

     The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

     Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a)  H.R. 10 PLANS

     Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b)  TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c)  INDIVIDUAL RETIREMENT ANNUITIES

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d)  ROTH IRAS

     Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e)  CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

(f)  DEFERRED COMPENSATION PLANS - SECTION 457

     Under Section 457 of the Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation plans. The amounts deferred under a Plan which meets the requirements of Section 457 are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Furthermore, the Code provides additional requirements and restrictions regarding eligibility, contributions and distributions.

     All of the assets and income of a Plan established by a governmental employee after August 23, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 23, 1995 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt non-governmental employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b). In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

     In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency as defined in the Code.

     Under present federal tax law, amounts accumulated in a Plan under section 457 cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other plans under section 457.

                     DISTRIBUTION OF CONTRACTS


     J.P. Morgan Fund Distributors, Inc. ("JPMFD"), located at 101 Park Avenue, New York, New York 10178, serves as the principal underwriter of the contracts. JPMFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

     JPMFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 2000, 1999, 1998 and 1997 no commissions were paid to JPMFD as principal underwriter of the contracts. Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, are presented in this Statement of Additional Information.

The financial statements of FS Variable Annuity Account Two as of August 31, 2000 and for each of the two years in the period ended August 31, 2000, are incorporated herein by reference to Post-Effective Amendment No. 10 under Securities Act of 1933 (the 33 Act) and No. 11 under the investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 19, 2000. Documents incorporated herein by reference for filing purposes will still appear at the end of this document when it is distributed upon request. [TO BE UPDATED BY AMENDMENT]

     PricewaterhouseCoopers LLP, 21650 Oxnard Street, Suite 1900, Woodland Hills, California 91367, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       Report of Independent Accountants




To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Woodland Hills, California
January 31, 2001

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET


                                                              December 31,
                                                    --------------------------------
                                                        2000                1999
                                                    ------------         -----------
                                                            (In thousands)
ASSETS

Investments:
Cash and short-term investments                      $    40,704         $    29,350
Bonds, notes and redeemable preferred stocks
   at fair value (amortized cost:
   December 2000, $1,269,340;
   December 1999, $1,587,116)                          1,237,469           1,522,921
Common stocks, available for sale
   at fair value (cost: December 2000, $812)                 785                --
Mortgage loans                                           167,408             211,867
Other invested assets                                     39,881              42,604
                                                     -----------         -----------
Total investments                                      1,486,247           1,806,742

Variable annuity assets held in separate
   accounts                                              565,547             558,605
Accrued investment income                                 14,809              24,076
Deferred acquisition costs                               124,451             137,637
Income taxes currently receivable from Parent              8,067               6,638
Deferred income taxes                                      7,914              18,275
Other assets                                               7,338               3,539
                                                     -----------         -----------
TOTAL ASSETS                                         $ 2,214,373         $ 2,555,512
                                                     ===========         ===========

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
Reserves for fixed annuity contracts                 $ 1,186,996         $ 1,523,641
Reserves for universal life insurance
   contracts                                             249,987             277,250
Other liabilities                                         24,215              34,776
                                                     -----------         -----------
Total reserves, payables
   and accrued liabilities                             1,461,198           1,835,667
                                                     -----------         -----------
Variable annuity liabilities related
   to separate accounts                                  565,547             558,605
                                                     -----------         -----------
Shareholder's equity:
Common Stock                                               3,000               3,000
Additional paid-in capital                               144,428             144,428
Retained earnings                                         49,689              42,409
Accumulated other comprehensive loss                      (9,489)            (28,597)
                                                     -----------         -----------
Total shareholder's equity                               187,628             161,240
                                                     -----------         -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY           $ 2,214,373         $ 2,555,512
                                                     ===========         ===========



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME



                                  Years Ended December 31,    Three Months Ended
                                  ------------------------    -------------------   Year Ended
                                    2000             1999      December 31, 1998 September 30, 1998
                                 ----------       ----------   ----------------  ------------------
                                                             (In thousands)
Investment income                 $ 119,576       $ 125,423       $  27,663          $ 115,916
                                  ---------       ---------       ---------          ---------
Interest expense on:
    Fixed annuity contracts         (65,097)        (76,114)        (18,406)           (80,624)
    Universal life insurance
       contracts                    (12,363)         (6,475)           --                 --
    Senior indebtedness                --              --                (1)              (109)
                                  ---------       ---------       ---------          ---------
    Total interest expense          (77,460)        (82,589)        (18,407)           (80,733)
                                  ---------       ---------       ---------          ---------
NET INVESTMENT INCOME                42,116          42,834           9,256             35,183
                                  ---------       ---------       ---------          ---------
NET REALIZED INVESTMENT
    GAINS (LOSSES)                  (20,779)        (11,178)            797              4,690
                                  ---------       ---------       ---------          ---------
Fee income:
    Variable annuity fees             9,140           6,600           1,189              3,607
    Universal life insurance
       Fees, net                      2,166           1,115            --                 --
    Surrender charges                 3,776           3,296             662              4,350
                                  ---------       ---------       ---------          ---------
TOTAL FEE INCOME                     15,082          11,011           1,851              7,957
                                  ---------       ---------       ---------          ---------
GENERAL AND ADMINISTRATIVE
    EXPENSES                         (4,796)         (5,260)         (1,201)            (1,721)
                                  ---------       ---------       ---------          ---------
AMORTIZATION OF DEFERRED
    ACQUISITION COSTS               (19,399)        (22,664)         (5,046)           (17,120)
                                  ---------       ---------       ---------          ---------
ANNUAL COMMISSIONS                     (619)           (450)            (90)              (348)
                                  ---------       ---------       ---------          ---------
PRETAX INCOME                        11,605          14,293           5,567             28,641

Income tax expense                   (4,325)         (6,621)         (2,191)           (12,106)
                                  ---------       ---------       ---------          ---------
NET INCOME                        $   7,280       $   7,672       $   3,376          $  16,535
                                  ---------       ---------       ---------          ---------



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY


                                                       Years Ended December 31,    Three Months Ended
                                                       -----------------------     ------------------       Year Ended
                                                           2000         1999       December 31, 1998     September 30, 1998
                                                       ----------    -----------   ------------------    -------------------
                                                                                 (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
    Net unrealized gains (losses) on debt
       and equity securities available for
       sale identified in the current period
       (net of income tax expense of $4,855,
       income tax benefit of $17,411 and $2,203
       and income tax expense of $2,076 for
       the years ended December 31, 2000
       and 1999 the three months ended
       December 31, 1998 and the year
       ended September 30, 1998, respectively)           $  9,019      $(32,333)      $ (4,094)              $  3,856
    Less reclassification adjustment
       for net realized losses (gains)
       included in net income (net of income
       tax expense of $5,433 and $661 and income
       tax benefit of $357 and $1,300 for the
       years ended December 31, 2000 and 1999, the
       three months ended December 31, 1998 and the
       year ended September 30, 1998, respectively)        10,089         1,226           (662)                (2,414)
                                                         --------      --------       --------               --------
OTHER COMPREHENSIVE INCOME (LOSS)                          19,108       (31,107)        (4,756)                 1,442
                                                         --------      --------       --------               --------
COMPREHENSIVE INCOME (LOSS)                              $ 26,388      $(23,435)      $ (1,380)              $ 17,977
                                                         ========      ========       ========               ========




                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS

                                               Years Ended December 31,
                                             -------------------------------  Three Months Ended     Year Ended
                                                2000                1999       December 31, 1998   September 30, 1998
                                             ----------         ------------   -----------------   ------------------
                                                                             (In thousands)
CASH FLOWS FROM OPERATING
    ACTIVITIES:
    Net income                               $   7,280           $   7,672           $   3,376           $  16,535
    Adjustments to reconcile net income
      to net cash provided by operating
      activities:
         Interest credited to:
             Fixed annuity contracts            65,097              76,114              18,406              80,624
             Universal life insurance
                contracts                       12,363               6,475                --                  --
         Net realized investment
             (gains)losses                      20,779              11,178                (797)             (4,690)
         Accretion of net
             discounts on investments           (4,538)             (4,123)               (377)             (1,985)
         Amortization of goodwill                 --                   691                  14                  58
         Provision for deferred
             income taxes                           73              (5,317)                981                (389)
   Change in:
      Accrued investment income                  9,267              (5,907)               --                  --
      Deferred acquisition costs                10,286               5,381               4,256               5,642
      Income taxes receivable/
         payable                                (1,429)            (16,782)                (33)              7,941
      Other liabilities                         (1,938)             22,625                --                  --
      Other, net                                   868              (1,042)             (1,945)              8,472
                                             ---------           ---------           ---------           ---------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                  118,108              96,965              23,881             112,208
                                             ---------           ---------           ---------           ---------
CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
      Bonds and notes                          (33,317)       (497,462)               (323,897)           (761,591)
      Mortgage loans                            (7,158)        (66,338)                   --               (82,256)
      Common stocks                               (813)           --                      --                  --
      Other investments, excluding
         short-term investments                   --              --                      --                   (11)
   Sales of:
      Bonds and notes                          171,702         399,790                 271,632             864,763
      Other investments, excluding
         short-term investments                    487             914                    --                   494
   Redemptions and maturities of:
      Bonds and notes                          162,464          73,380                  18,231              81,254
      Mortgage loans                            51,998          31,188                  11,253              24,501
      Other investments, excluding
         short-term investments                  2,324             580                     320                --
   Short-term investments received
      from (transferred to)Anchor
      National Life Insurance
      Company in assumption
      Reinsurance transaction
      with MBL Life Assurance
      Corporation                              (16,741)        371,634                    --                  --
                                             ---------       ---------               ---------       -----------
NET CASH PROVIDED BY(USED IN)
   INVESTING ACTIVITIES                      $ 330,946       $ 313,686               $ (22,461)          $ 127,154
                                             ---------       ---------               ---------           ---------




                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                            Years Ended December 31,
                                           --------------------------     Three Months Ended      Year  Ended
                                             2000              1999        December 31, 1998  September 30, 1998
                                           ---------         ---------    ------------------  ------------------
                                                                    (In thousands)
CASH FLOWS FROM FINANCING
    ACTIVITIES:
    Premium receipts on:
       Fixed annuity contracts             $  41,365         $  36,249         $  19,411         $ 130,851
       Universal life insurance
          contracts                           10,931             4,790              --                --
    Net exchanges from the fixed
       accounts of variable annuity
       contracts                             (47,090)          (37,223)           (9,340)          (47,852)
    Withdrawal payments on:
       Fixed annuity contracts              (331,775)         (350,019)          (49,744)         (221,629)
       Universal life insurance
          contracts                          (40,789)          (13,781)             --                --
    Claims and annuity payments on:
       Fixed annuity contracts               (33,171)          (31,906)           (7,697)          (36,892)
       Universal life insurance
          Contracts                          (28,611)           (7,877)             --                --
    Net receipts from (repayments
       of) other short-term
       financings                             (8,560)             --               8,737           (23,970)
    Cession of non-annuity
       product lines                            --                --                --             (34,776)
                                           ---------         ---------         ---------         ---------

NET CASH USED IN
    FINANCING ACTIVITIES                    (437,700)         (399,767)          (38,633)         (234,268)
                                           ---------         ---------         ---------         ---------
NET INCREASE (DECREASE) IN CASH
    AND SHORT-TERM INVESTMENTS                11,354            10,884           (37,213)            5,094

CASH AND SHORT-TERM INVESTMENTS
    AT BEGINNING OF PERIOD                    29,350            18,466            55,679            50,585
                                           ---------         ---------         ---------         ---------
CASH AND SHORT-TERM INVESTMENTS
    AT END OF PERIOD                       $  40,704         $  29,350         $  18,466         $  55,679
                                           =========         =========         =========         =========
SUPPLEMENTAL CASH FLOW
    INFORMATION:

    Interest paid on indebtedness          $    --           $    --           $       1         $     109
                                           =========         =========         =========         =========
    Net income taxes paid to Parent        $   5,681         $  28,720         $    --           $   5,439
                                           =========         =========         =========         =========


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuities and universal life contracts in the State of New York.

The Company's net investment income (including net realized investment losses) and fee income by primary product line or service are as follows:

                                        Years Ended December 31,  Three Months Ended      Year Ended
                                          2000           1999      December 31, 1998  September 30, 1998
                                         -------        -------   ------------------  ------------------
                                                              (In thousands)
Net investment income
         (including net realized
         investment losses) on
             fixed rate products         $21,337        $31,656        $10,053             $39,873
                                         -------        -------        -------             -------
Fee income:
         Variable annuity fees             9,140          6,600          1,189               3,607
         Universal life insurance
             fees                          2,166          1,115           --                  --
         Surrender charges                 3,776          3,296            662               4,350
                                         -------        -------        -------             -------

         Total fee income                 15,082         11,011          1,851               7,957
                                         -------        -------        -------             -------

Total                                    $36,419        $42,667        $11,904             $47,830
                                         =======        =======        =======             =======

Substantially all of the Company's reserves are derived from the United States. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two independent selling organizations in the annuity operations represented approximately 13.7% and 10.8% of sales in the year ended December 31, 2000 and approximately 19.3% and 11.1% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for 10% of sales for any such period.




                 See accompanying notes to financial statements

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.       BUSINESS COMBINATION

         On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of the Company, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into the Company. On the date of acquisition, JANY had assets having an aggregate fair value of $1,536,179,000, composed primarily of invested assets totaling $1,403,807,000. Liabilities assumed in this acquisition totaled $1,411,179,000, including $1,363,764,000 of fixed annuity reserves. The excess of the purchase price over the fair value of the net assets acquired, amounting to $125,000,000 at the date of acquisition was included in Deferred Acquisition Costs in the balance sheet. The acquisition was accounted for by using the purchase method of accounting and the merger by using the pooling method from the date of acquisition through the date of merger.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. Certain items have been reclassified to conform to the current period's presentation.

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholder liabilities upon receipt.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Common stock is carried at fair value. Other invested assets include real estate, which is reduced by impairment provisions, and policy loans, which are carried at unpaid balances.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $9,944,000 and $27,282,000 for the years ended December 31, 2000, and 1999, respectively.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         $17,300,000 and $20,200,000 at December 31, 2000 and 1999 respectively.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Contracholder reserves for universal life insurance contracts are equal to the policyholders' account values before surrender charges.

         FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income as earned.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, Anchor National Life Insurance Company ("ANLIC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). The Company has reviewed and continues to review the effect of the implementation of SFAS 133, as amended by SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, and related implementation guidance. This statement requires the Company to recognize all derivatives in the balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and, to the extent it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Because of the Company's minimal use of Derivatives, the new Statement will not have a significant effect on either the earnings or the financial position of the Company.

4.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the financial

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.       FISCAL YEAR CHANGE (Continued)

         statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for comparable prior period are summarized below.

                                                       Three Months Ended
                                                        December 31, 1997
                                                      -------------------
                                                          (In thousands)
         Investment income                                        $29,487
         Net investment income                                      8,152
         Net realized investment gains                              2,075
         Total fee income                                           1,653
         Pretax income                                              7,193
         Net income                                               $ 4,274
                                                                  =======

5.       ACQUISITION

         On December 31, 1998, ANLIC acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, ANLIC acquired assets having an aggregate fair value of $5,718,227,000 composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company via an assumption reinsurance agreement. As part of this acquisition, invested assets equal to $678,272,000, universal life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were assumed by the Company. On a pro forma basis, assuming the MBL Life acquisition had been consummated on October 1, 1997, the beginning of the earliest period presented here, investment income would have been $150,619,000 and $164,183,000 for the years ended December 31, 1999 and September 30, 1998, respectively. Net income would have been $9,364,000 and $19,920,000 for the years ended December 31, 1999 and September 30, 1998, respectively. The $128,420,000 purchase price was allocated between the Company and ANLIC based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.       ACQUISITION (Continued)

         As part of the Acquisition, ANLIC received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Included in the ANLIC's reserves transferred to the Company in 1999 were $34,657,000 of such policy enhancement reserves. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to ANLIC by the Company. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on January 1, 2000 amounted to $4,910,832 and was either credited to these policyholders or paid as benefits through withdrawals or accelerated death benefits during 2000. The Company's reserve for the remaining payments totaled $13,333,000 at December 31, 2000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS

         The amortized cost and estimated fair value of bonds and notes available for sale by major category follow:

                                                          Estimated
                                        Amortized           Fair
                                          Cost              Value
                                       ----------        ----------
                                             (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                         $      520        $      521
Mortgage-backed securities                557,060           556,929
Securities of public utilities             25,290            25,384
Corporate bonds and notes                 491,898           460,152
Other debt securities                     194,572           194,483
                                       ----------        ----------

    Total                              $1,269,340        $1,237,469
                                       ==========        ==========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                         $    1,479        $    1,347
Mortgage-backed securities                602,095           574,247
Securities of public utilities             41,758            41,071
Corporate bonds and notes                 667,450           637,985
Other debt securities                     274,334           268,271
                                       ----------        ----------

    Total                              $1,587,116        $1,522,921
                                       ==========        ==========


         The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of December 31, 2000, follow:

                                                                 Estimated
                                               Amortized           Fair
                                                 Cost              Value
                                              ----------        ----------
                                              (In thousands)

Due in one year or less                       $   15,970        $   15,939
Due after one year through five years            261,346           260,629

Due after five years through ten years           290,560           262,692
Due after ten years                              144,404           141,280
Mortgage-backed securities                       557,060           556,929
                                              ----------        ----------
    Total                                     $1,269,340        $1,237,469
                                              ==========        ==========


         Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds and notes available for sale by major category follow:

                                             Gross              Gross
                                        Unrealized         Unrealized
                                             Gains             Losses
                                        ---------          ----------
                                               (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                           $      1          $   --
Mortgage-backed securities                  6,238            (6,369)
Securities of public utilities                286              (192)
Corporate bonds and notes                   4,857           (36,603)
Other debt securities                       3,203            (3,292)
                                         --------          --------
    Total                                $ 14,585          $(46,456)
                                         ========          ========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                           $      5          $   (137)
Mortgage-backed securities                    873           (28,721)
Securities of public utilities                 56              (743)
Corporate bonds and notes                   2,867           (32,332)
Other debt securities                         454            (6,517)
                                         --------          --------
    Total                                $  4,255          $(68,450)
                                         ========          ========



         Gross unrealized gains on equity securities available for sale aggregated $6,000 at December 31, 2000. Gross unrealized losses on equity securities available for sale aggregated $34,000 at December 31, 2000. There were no gross unrealized gains or losses on equity securities available for sale at December 31, 1999.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                      Years Ended December 31,       Three Months Ended       Year Ended
                                       2000               1999       December 31, 1998    September 30, 1998
                                     --------           --------     -----------------    ------------------
                                                                (In thousands)
BONDS, NOTES AND REDEEMABLE
 PREFERRED STOCKS:
    Realized gains                   $  3,221           $  6,040           $  4,290           $ 13,067
    Realized losses                    (3,147)            (9,688)            (1,843)            (7,509)

MORTGAGE LOANS:
    Realized losses                      --                 --                 --                 (289)

OTHER INVESTMENTS:
    Realized gains                       --                  164               --                   22
    Realized losses                       (48)              --                 --                 (209)

IMPAIRMENT WRITEDOWNS                 (20,805)            (7,694)            (1,650)              (392)
                                     --------           --------           --------           --------
    Total net realized
    investment gains
    (losses)                         $(20,779)          $(11,178)          $    797           $  4,690
                                     ========           ========           ========           ========


      The sources and related amounts of investment income are as follows:


                                     Years Ended December 31,       Three Months Ended       Year Ended
                                      2000               1999       December 31, 1998    September 30, 1998
                                   ---------           ---------    -----------------    ------------------
                                                               (In thousands)
Short-term investments             $   1,671           $   4,795           $   1,122           $   2,340
Bonds and notes                       99,241             103,503              22,811             100,808
Mortgage loans                        17,547              17,139               3,980              13,901
Other invested assets                  3,127               1,839                  97                 447
                                   ---------           ---------           ---------           ---------

Gross investment income            $ 121,586           $ 127,276           $  28,010           $ 117,496
Less: investment expenses             (2,010)             (1,853)               (347)             (1,580)
                                   ---------           ---------           ---------           ---------

Total investment income            $ 119,576           $ 125,423           $  27,663           $ 115,916
                                   =========           =========           =========           =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         The carrying value of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2000 is as follows:

         Short-term investments
             Northern Trust Corp.                                  $18,971,000

         At December 31, 2000, mortgage loans were collateralized by properties located in 32 states, with loans totaling approximately 28% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 23% by properties located in New York and Michigan and no more than 5% of the portfolio was secured by properties located in any other single state.

         At December 31, 2000, bonds and notes included $89,252,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 2000.

         At December 31, 2000, the carrying value of investments in default as to the payment of principal or interest was $4,357,000 which approximates its estimated fair value.

         At December 31, 2000, $520,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

         The estimated fair values of the Company's financial instruments at December 31, 2000 and December 31, 1999, compared with their respective carrying values, are as follows:

                                                   Carrying              Fair
                                                     Value               Value
                                                  ----------          ----------
                                                          (In thousands)
DECEMBER 31, 2000:

ASSETS:
    Cash and short-term investments               $   40,704          $   40,704
    Bonds and notes                                1,237,469           1,237,469
    Mortgage loans                                   167,408             172,600
    Policy loans                                      39,881              39,881
    Common stock                                         785                 785
    Variable annuity assets held in
       separate accounts                             565,547             565,547

LIABILITIES:
    Reserves for fixed annuity contracts           1,186,996           1,115,964
    Variable annuity liabilities related
       to separate accounts                          565,547             565,547

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


                                                   Carrying              Fair
                                                     Value               Value
                                                  ----------          ----------
                                                          (In thousands)
DECEMBER 31, 1999:

ASSETS:
    Cash and short-term investments               $   29,350          $   29,350
    Bonds and notes                                1,522,921           1,522,921
    Mortgage loans                                   211,867             211,197
    Variable annuity assets held in
       separate accounts                             558,605             558,605

LIABILITIES:
    Reserves for fixed annuity contracts           1,523,641           1,458,786
    Variable annuity liabilities related
       to separate accounts                          558,605             558,605


8.       REINSURANCE

         The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference. The Company does not expect its obligations under these guarantees to have a material impact on the Company's financial condition or results of operations.

         The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. The agreements, which represent predominantly yearly renewable term insurance, allow for maximum retention on any single life of $2,000,000. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2000, a total reserve credit of $407,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations, or cash flows.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.       COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

         In the ordinary course of business, the Company is obligated to purchase approximately $17.0 million of asset backed securities as of December 31, 2000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2000 and December 31, 1999, 300 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                            Years Ended December 31,
                                          -----------------------------      Three Months Ended       Year Ended
                                            2000                1999          December 31, 1998   September 30, 1998
                                          ---------           ---------      ------------------   ------------------
                                                                       (In thousands)
ADDITIONAL PAID-IN
    CAPITAL:
    Beginning balances                    $ 144,428           $ 144,428           $ 144,428           $ 144,428
                                          ---------           ---------           ---------           ---------
Ending balances                           $ 144,428           $ 144,428           $ 144,428           $ 144,428
                                          =========           =========           =========           =========
RETAINED EARNINGS:
    Beginning balances                       42,409           $  34,737           $  31,361           $  14,826
    Net income                                7,280               7,672               3,376              16,535
                                          ---------           ---------           ---------           ---------
Ending balances                           $  49,689           $  42,409           $  34,737           $  31,361
                                          =========           =========           =========           =========
ACCUMULATED OTHER
    COMPREHENSIVE INCOME
    (LOSS):
       Beginning balances                 $ (28,597)          $   2,510           $   7,266           $   5,824
       Change in net
          unrealized gains
          (losses) on bonds
          and notes available
          for sale                           32,324             (83,948)            (21,416)              1,028
       Change in net
          unrealized gains
          (losses) on equity
          securities                            (27)                 (9)               --                   (10)
       Change in adjustment
          to deferred
          acquisition costs                  (2,900)             36,100              14,100               1,200
       Tax effects of net
          changes                           (10,289)             16,750               2,560                (776)
                                          ---------           ---------           ---------           ---------
Ending balances                           $  (9,489)          $ (28,597)          $   2,510           $   7,266
                                          =========           =========           =========           =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Director of Insurance is limited to the lesser of the Company's net gain from operations of preceding year's statement or 10% of preceding year's statutory surplus. No dividends were declared or paid in 2000. Currently, the maximum amount of dividends, which can be paid to stockholders in the year 2001, would be 10% of the Company's December 31, 2000 surplus, or $12,929,000.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2000, 1999 and 1998 was approximately $21,597,000, $14,210,000 and $16,263,000, respectively. The Company's statutory capital and surplus totaled approximately $132,289,000 at December 31, 2000 and $111,338,000 at December 31, 1999.

         In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification"). Codification is effective January 1, 2001 and replaces the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting practices. Codification has been adopted by all fifty states as the prescribed basis of accounting. New York, however, has made certain modifications (e.g., no deferred taxes will be recorded for companies domiciled in the State of New York). The impact of Codification on the Company's statutory surplus is not expected to be material.

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:


                                    Net realized
                                     Investment
                                   Gains (Losses        Operations           Total
                                   --------------       ----------         --------
                                                      (In thousands)
December 31, 2000:

Currently payable                     $ (1,751)          $  6,003          $  4,252
Deferred                                (5,960)             6,033                73
                                      --------           --------          --------
    Total income tax expense          $ (7,711)          $ 12,036          $  4,325
                                      ========           ========          ========
December 31, 1999:
Currently payable                     $  2,345           $  9,593          $ 11,938
Deferred                                (6,772)             1,455            (5,317)
                                      --------           --------          --------

    Total income tax expense
       (benefit)                      $ (4,427)          $ 11,048          $  6,621
                                      ========           ========          ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)


                                     Net realized
                                      Investment
                                    Gains (Losses)      Operations           Total
                                    --------------      ----------         --------
                                                      (In thousands)
December 31, 1998:

Currently payable                     $  1,165           $     45          $  1,210
Deferred                                  (595)             1,576               981
                                      --------           --------          --------

    Total income tax expense          $    570           $  1,621          $  2,191
                                      ========           ========          ========

September 30, 1998:

Currently payable                     $  2,711           $  9,784          $ 12,495
Deferred                                  (515)               126              (389)
                                      --------           --------          --------

    Total income tax expense          $  2,196           $  9,910          $ 12,106
                                      ========           ========          ========


         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                     Years Ended December 31,
                                    -------------------------     Three Months Ended        Year Ended
                                      2000              1999       December 31, 1998    September 30, 1998
                                    -------           -------     ------------------    ------------------
                                                           (In thousands)
Amount computed at
    statutory rate                  $ 4,062           $ 4,984           $ 1,949              $10,024
Increases (decreases)
    resulting from:
       Amortization of
          differences
          between book and
          tax bases of net
          assets acquired              --                 223                 5                   20
       State income taxes,
          net of federal
          tax benefit                   541             1,817               237                2,042
       Dividends received
          deduction                    (837)             (263)             --                   --
       Other, net                       559              (140)             --                     20
                                    -------           -------           -------              -------

       Total income tax
          expense                   $ 4,325           $ 6,621           $ 2,191              $12,106
                                    =======           =======           =======              =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for Deferred Income Taxes are as follows:

                                                            December 31,
                                                      ------------------------
                                                       2000              1999
                                                      -------          -------
                                                           (In thousands)
DEFERRED TAX LIABILITIES:
    Deferred acquisition costs                        $21,979           $22,643
    Other liabilities                                     100                44
                                                      -------           -------

    Total deferred tax liabilities                     22,079            22,687
                                                      -------           -------

DEFERRED TAX ASSETS:
    Contractholder reserves                           (10,665)          (18,026)

    Net unrealized losses on debt and
       equity securities available for sale            (5,110)          (15,398)

    Other assets                                      (14,218)           (7,538)
                                                     --------          --------


    Total deferred tax assets                         (29,993)          (40,962)
                                                     --------          --------


    Deferred income taxes                            $ (7,914)         $(18,275)
                                                     ========          ========



         In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS

         The Company pays commissions to six affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp., Spelman & Co. Inc. and Royal Alliance Associates, Inc. Commissions paid to these broker-dealers totaled $2,058,000 in the year ended December 31, 2000, $1,976,000 in the year ended December 31, 1999, $615,000 in the three months ended December 31, 1998 and $3,855,000 in the year ended September 30, 1998. These broker-dealers represent a significant portion of the Company's business, amounting to 30.5%, 37.5%, 27.8% and 33.0% of premiums for each of the respective periods. No single unaffiliated broker-dealer was responsible for more than 15% of total premiums in the year ended December 31, 2000.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $8,229,000 for the year ended December 31, 2000, $7,959,000 for the year ended December 31, 1999, $1,631,000 for the three months ended December 31, 1998 and $3,877,000 for the year ended September 30, 1998. The marketing components of such costs during these periods amounted to $3,581,000, $2,907,000, $630,000 and $1,877,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

         During the year ended December 31, 2000, the Company transferred $16,741,000 in cash and short-term investments to ANLIC related to an actuarial adjustment on the policy enhancements related to the Acquisition (See Note 5).

         During the year ended December 31, 1999 ANLIC transferred short-term investments, bonds and policy loans to the Company with an aggregate fair value of $678,272,000 as part of the transfer of the New York Business from the Acquisition (See Note 5).